                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant / /
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-12

                      INTERNET HOLDINGS, INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                            INTERNET HOLDINGS, INC.
                                16 CURZON STREET
                         LONDON, UNITED KINGDOM W1Y 7FF

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 2000

                            ------------------------

To the Shareholders of Internet Holdings, Inc.:

    The 2000 Annual Meeting of Internet Holdings, Inc. (the "Company") will be held at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York, on October 10, 2000 at 9:00 a.m., local time, to consider and act upon the following matters:

    1. The election of nine (9) directors to serve until their successors have been elected and qualified.

    2. The ratification of the appointment of Arthur Andersen LLP as independent auditors for the Company for the year ending December 31, 2000.

    3. The approval of the proposed amendment to the Company's Articles of Incorporation to change the Company's name to "HTTP Technology, Inc."

    4. The approval of the proposed amendment to the Company's Articles of Incorporation to authorize action by written consent of shareholders without a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, at which all shares entitled to vote thereof were present and voted, had consented in writing to the action.

    5. To consider and approve the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan.

    6. Such other business as may properly come before the meeting or any adjournment or postponement thereof.

    Only holders of record of common stock, par value $0.001 per share, of the Company at the close of business on August 11, 2000, the record date, are entitled to vote their shares at the Annual Meeting and any adjournment or postponement of the meeting. Each share of the Company's common stock will entitle its record holder to one vote on each matter put to a vote at the meeting.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO PLEASE SIGN, DATE AND MAIL THE ACCOMPANYING PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT A QUORUM WILL BE PRESENT AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          Stefan Allesch-Taylor,
                                          Chief Executive Officer
                                          and President

London, United Kingdom
September 22, 2000

                                PROXY STATEMENT

                            ------------------------

                            INTERNET HOLDINGS, INC.
                                16 CURZON STREET
                             LONDON, UNITED KINGDOM
                                    W1Y 7FF

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON OCTOBER 10, 2000

                                  INTRODUCTION

    This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Internet Holdings, Inc., a Utah corporation, for use at the Company's Annual Meeting of Shareholders to be held at 9:00 a.m. (local time) at The Sky Club, 200 Park Avenue, 56th Floor, New York, New York, and at any adjournment thereof. Only stockholders of record at the close of business on August 11, 2000, shall be entitled to notice of, and to vote at, the meeting. We will vote your shares that are represented by duly executed proxies received by us in the manner you indicate on the enclosed proxy card and, in the absence of specific instructions, we will vote your shares as follows:

    1. FOR the election as directors of the persons who have been nominated by the Board of Directors

    2. FOR the ratification of Arthur Andersen LLP as independent auditors for the Company

    3. FOR the approval of the amendment to the Company's Articles of Incorporation to change the Company's name to "HTTP Technology, Inc."

    4. FOR the approval of the amendment to the Company's Articles of Incorporation to authorize action by written consent of shareholders without a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, at which all shares entitled to vote thereof were present and voted, had consented in writing to the action

    5. FOR the approval of the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan, and

    6. Otherwise in accordance with the judgment of the person or persons voting the proxies on any other matter that may properly be brought before the meeting.

    This Proxy Statement and the accompanying proxy are first being sent or given to shareholders of the Company on or about September 22, 2000. The principal executive offices of the Company are located at 16 Curzon Street, London, United Kingdom W1Y 7FF.

                           RECORD DATE; VOTE REQUIRED

    The Board of Directors has fixed the close of business on August 11, 2000 as the record date for determination of the Company's shareholders entitled to notice of and to vote at the Annual Meeting.

    As of the record date, there were 18,737,444 shares of the Company's common stock outstanding, the holders of which are entitled to vote at the Annual Meeting. The presence at the meeting, in person or by proxy, of the holders of a majority of the total number of shares of common stock outstanding on the record date constitutes a quorum for the transaction of business at the meeting.

    As of the record date, the Company's directors and executive officers and their affiliates owned an aggregate of 7,418,000 outstanding shares of the Company's common stock, including shares issuable upon the exercise of vested employee stock options, or approximately 37.6% of the shares entitled to vote at the Annual Meeting.

                            SOLICITATION OF PROXIES

    The Company will bear the cost of solicitation of the Company proxies. In addition to solicitation by mail, the directors, officers and employees of the Company may solicit proxies from shareholders by telephone, facsimile, other electronic means or in person. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners. All proxies granted in response to this Proxy Statement must be made in writing by signing the enclosed proxy card.

    Proxies in the accompanying form are solicited on behalf and at the direction of the Board of Directors. All shares of common stock represented by properly executed proxies will be voted at the meeting in accordance with the instructions made on the proxies, unless the proxies have previously been revoked.

    Regarding the election of directors in voting by proxy, shareholders may vote in favor of the election of all the nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees with respect to the other proposals to be voted upon, shareholders may vote in favor of the proposals, against the proposals or may abstain from voting. Shareholders should specify their choices on the enclosed form of proxy. If authority to vote a proxy has not been withheld and no instruction is indicated, the shares will be voted FOR the election of the nominees for the Board of Directors. If any other matters are properly presented at the meeting for action, including a question of adjourning the meeting from time to time, the persons named in the proxies and acting thereunder will have discretion to vote on such matters in accordance with their best judgment.

    A shareholder executing and returning a proxy has the power to revoke it before it is exercised, and may do so by delivering a subsequently signed and dated proxy or other written notice to the Company at any time prior to the vote at the meeting or by appearing at the meeting and voting in person the shares to which the proxy relates. Any written notice revoking a proxy should be sent to the Company, attention: Jason Forsyth. The mailing address of the Company's executive offices is 16 Curzon Street, London, United Kingdom W1Y 7FF.

    Directors will be elected by a plurality of the votes cast. Abstentions and broker votes will have no effect on the election of directors. The approval of the proposed amendments to the Company's Certificate of Incorporation will require the affirmative vote of the holders of a majority of the shares of common stock outstanding on the record date. Thus, abstentions and broker non-votes will have the same effect as a negative vote.

                           PRINCIPAL SHAREHOLDERS AND
                         SHARE OWNERSHIP BY MANAGEMENT

    The following table sets forth certain information regarding beneficial ownership of the Company's common stock as of the record date, by:

    - each person known by the Company to be the beneficial owner of more than 5% of the outstanding common stock;

    - each person serving as a director or nominated for election as a director of the Company; each person serving as an executive officer of the Company; and

    - all executive officers and directors of the Company as a group.

    Beneficial ownership is determined in accordance with the rules of the Commission. In general, a person who has voting power and/or investment power with respect to securities is treated as a beneficial owner of those securities. For purposes of this table, shares subject to outstanding warrants and options exercisable within 60 days of the record date are considered as beneficially owned by the person holding such securities. To our knowledge, except as set forth in this table, we believe that the persons named in this table have sole voting and investment power with respect to the shares shown. Except as otherwise indicated, the address of each of the directors, executive officers and 5% shareholders in this table is as follows: Internet Holdings, Inc., 16 Curzon Street, London, United Kingdom W1Y 7FF.

    Percentage beneficially owned is based upon 19,237,444 shares of common stock issued and outstanding as of the record date including 500,000 shares of common stock issuable upon the exercise of employee stock options granted under the 2000 Combined Incentive and Nonqualified Stock Option Plan which are exercisable within 60 days of the record date.

                                                       NUMBER OF SHARES            PERCENTAGE OF COMMON
NAME OF BENEFICIAL OWNER, DIRECTOR OR NOMINEES        BENEFICIALLY OWNED         EQUITY BENEFICIALLY OWNED
----------------------------------------------        ------------------         -------------------------
BENEFICIAL OWNERS

Societe Privee, as Nominee(1).............                5,410,000                        28.1%
22 Grosvenor Street, London,
United Kingdom W1X 9LF

STG Holdings PLC..........................                6,480,000                        33.7%
16 Curzon Street,
Mayfair, London,
United Kingdom W1Y 7FF

T.H. Investments Ltd......................                2,160,000                        11.2%
Suite 2B, Centre Plaza,
Main Street, Gibraltar

DIRECTORS OR NOMINEES

Stefan Allesch-Taylor(2)..................                6,630,000                        34.2%

Dr. Alexander Nill(3).....................                  400,000                         2.0%

Jason E. Forsyth(4).......................                  125,000                           *

Nicholas Thistleton.......................                        0                           *

Sir Euan Calthorpe(5).....................                6,480,000                        33.7%

Giorgio L. Laurenti(6)....................                  110,000                           *

Martin Lechner(7).........................                   50,000                           *

Dr. Stefan Fleissner......................                    3,000                           *

Charles Schwab Jr.(8).....................                  100,000                           *

Total Officers and Directors as a Group                   7,418,000                        37.6%
(9 persons)..............................

------------------------

*   Less than 1%.

(1) Consists of the holdings of 69 individuals and corporate entities none of which: i) holds more than 3.6% of the issued and outstanding shares of the Company; and ii) is an officer, director or control person or is related to an officer, director, control person or an affiliate.

(2) Consists of 6,480,000 shares of common stock directly owned by STG
    Holdings PLC and 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date. As a significant shareholder and a director of STG, Mr. Allesch-Taylor may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(3) Includes 150,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(4) Includes 100,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(5) Consists of 6,480,000 shares of common stock directly owned by STG Holdings PLC. As a significant shareholder and a director of STG, Sir Euan Calthorpe may be deemed to control the investment and voting decisions with respect to the stock held by STG in the Company.

(6) Includes 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(7) Consists of 50,000 shares issuable upon the exercise of employee stock options within 60 days of the record date.

(8) Consists of 100,000 shares of common stock owned by Kensington Value Fund, LLC ("KVF"). As Managing Director of KVF, Charles Schwab, Jr. may be deemed to control the investment and voting decisions with respect to the Company's stock held by KVF.

                                PROPOSAL NO. 1:
                             ELECTION OF DIRECTORS

    Unless otherwise specified, shares represented by the enclosed proxy will be voted for the election of each of the nine nominees for director. All persons nominated for election to the Board of Directors at the Annual Meeting are currently serving as directors of the Company. The Company is not aware of any nominee who will be unable or will decline to serve as a director. If a nominee becomes unable or declines to serve, the enclosed proxy may be voted for a substitute nominee, if any, designated by the Board of Directors. The term of office of each person elected as a director will continue until the later of the next annual meeting of shareholders or until such time as his successor has been duly elected and qualified. Directors are elected by a plurality of votes cast. Assuming the presence of a quorum at the Annual Meeting, abstentions and non-votes, including proxies marked to withhold authority to vote, will have no effect on the outcome of the election.

    The Company's nominees for director are as follows:

NAME                                 AGE            POSITION WITH COMPANY          SERVING SINCE
----                               --------   ---------------------------------  -----------------
Stefan Allesch-Taylor............     31      Chief Executive Officer,           December 22, 1999
                                              President and Director

Dr. Alexander Nill...............     31      Executive Vice President           May 12, 2000
                                              and Director

Jason E. Forsyth.................     30      Chief Financial Officer            March 31, 2000
                                              and Finance Director

Nicholas Thistleton..............     31      Director                           December 22, 1999

Sir Euan Calthorpe...............     34      Director                           December 22, 1999

Giorgio L. Laurenti..............     54      Director                           March 31, 2000

Martin Lechner...................     31      Director                           May 12, 2000

Dr. Stefan Fleissner.............     36      Director                           May 12, 2000

Charles Schwab, Jr...............     36      Director                           August 14, 2000

    Directors are elected in accordance with the Company's by-laws to serve until the next annual shareholders meeting and until their successors are duly elected in their stead. The Company does not currently pay compensation to directors for services in that capacity. Officers are elected by the Board of Directors and hold office until their successors are chosen and qualified, until their death or until they resign or have been removed from office. All corporate officers serve at the discretion of the Board of Directors. There are no family relationships between any director or executive officer and any other director or executive officer of the Company.

    STEFAN ALLESCH-TAYLOR has served as the Company's President, Chief Executive Officer and as a director since December 22, 1999. Mr. Allesch-Taylor was the principal architect of the Company's divisional strategy. Mr. Allesch-Taylor is also Chairman of the Board of STG Holdings PLC, a major shareholder of the Company. Mr. Allesch-Taylor began his career as a stockbroker, becoming a Registered Representative of the London Stock Exchange in 1988. He has considerable commercial experience having served as a director of a wide variety of companies over the last 7 years. In April 1997, he was appointed Chief Executive of Worthing Premier Property PLC, a property investment company. The company name was changed to STG Holdings PLC and a new Board of Directors was appointed. Mr. Allesch-Taylor was made Chairman of the Board and has implemented a new strategy to move the company operations from the real estate sector to the investment sector. He continues to serve on the Boards of a number of companies in a non-executive capacity.

    DR. ALEXANDER NILL has served as the Company's Executive Vice President and as a director since May 12, 2000. Dr. Nill has 5 years of experience in private equity investment in the Internet and technology sectors. Between 1990 and 1996, Dr. Nill achieved a BA from Maximilian University, an MBA from the European University in Munich, and a PhD in Economics from Oxford University. In 1996, Dr. Nill joined Sparta Beteiligungen AG where he built up and headed the private equity division. He was appointed to the Board of Directors in 1997. In 1999, Dr. Nill became President and Chief Executive Officer of Sparta UK Ltd in London. Dr. Nill is the Chairman of the advisory board for Red Cube AG and Vice Chairman of the advisory board for IQ Capital AG.

    JASON FORSYTH has served as the Company's Chief Financial Officer since February 9, 1999 and as a director since March 31, 2000. Mr. Forsyth has eight years of experience in accounting and finance in both Europe and the United States. He has worked in a variety of industries including software, telephony and consumer products. He has extensive commercial and corporate strategy experience and has been involved in corporate finance, seed financing, working capital fund raising and mezzanine financing. From 1997 to 1998, Mr. Forsyth implemented statistical forecasting mechanisms to reduce overheads and improve sales planning for LA Cellular (AT&T Wireless). Mr. Forsyth has specialized in advising both start-up companies and more established businesses throughout the United States, Europe, and the Middle East. His most recent projects have focused exclusively on Internet and Internet-related enterprises. Mr. Forsyth has passed the Certified Management Accountant (CMA), Certified Financial Manager (CFM) and Certified Public Accountant (CPA) examinations. He gained a BSc (Honors) in Accountancy and Economics from Southampton University, England.

    NICHOLAS THISTLETON has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. Mr. Thistleton has been a technology consultant and analyst for 6 years. His project work for Spectrum Strategy Consultants between 1994 and 1997 included strategic reviews of various telecommunications, pay-TV and Internet markets in Europe and Asia for a series of large clients, and he was involved in tracking closely the development and impact of the Internet from its earliest years. More recently he has advised a number of UK Internet start-ups on product strategy, site design and implementation during the early phases. In addition, he has acted as technology advisor to STG Holdings PLC since 1997.
Mr. Thistleton was a scholar at Winchester College and gained an MA (Honors) in French and Russian from Oxford University.

    SIR EUAN CALTHORPE has served as a director of the Company since
December 22, 1999. He is also a member of the Company's Stock Option Committee and Audit Committee. He has been the principal of the private Calthorpe Estates group of companies for over 10 years. The core activity of this substantive group is real estate investment and development, spanning a wide variety of assets from leisure to retail shopping centers and serviced offices. Utilizing significant financial and management expertise, the Group has diversified investments in publishing, e-commerce and B2B information technology companies. These investments have included a number of successful Internet and telecommunications companies. He is a highly experienced private investor and has worked with a wide range of companies from start-ups to established public companies. He leads a team of professionals from offices in the United Kingdom and has a broad network of business connections both in Europe and the United States.

    GIORGIO LAURENTI has served as a director of the Company since March 31, 2000. Mr. Laurenti has extensive commercial experience, having served in senior management roles at Revlon for the last twelve years. He has served as President of Revlon France and Euro International since October 1999 and President of Revlon Euro International since February 1999. He was President of International Business Development at Mac Andrews & Forbes, Revlon's parent company, with the responsibility of overseeing International Mergers and Acquisitions and Development. Prior to joining Revlon, Mr. Laurenti owned OTIC, a real estate and property development company from 1977 to 1988. He served as Chief Executive Officer of Coricama, a manufacturer of high precision surgical instruments, scissors and metal, where he was responsible for U.S. and International Development.

    MARTIN LECHNER has served as a director of the Company since May 12, 2000. Mr. Lechner is a Co-Founder of IQ Capital AG and Executive Board Member of IQ Capital SGA in Zurich. He has extensive investment banking and fund management experience with Dresdner Kleinwort Benson (Frankfurt), Keppler Asset Management (New York), and Foreign & Colonial (London). Mr. Lechner received his degree as Dipl. Kfm. in Economics at the University of Passau. He currently serves on the Supervisory Board of several U.S. and European growth companies including TopTier Software (San Jose) and Open Mind Systems (Basel).

    DR. STEFAN FLEISSNER has served as a director of the Company since May 12, 2000. He is also a member of the Company's Stock Option Committee and Audit Committee. In 1991, Dr. Fleissner founded IMAGES Communications and New Media AG, an Internet and multimedia design agency. He served as Chief Executive Officer, focusing mainly on strategic planning, brand marketing and investor relations. In 1999, he became an Executive Board member of IQ Capital AG with responsibilities for equity management, e-commerce and corporate planning.
Dr. Fleissner is a director of IQ Capital Asia PLC in Singapore and a member of the advisory board of Internet-schule.com in Munich. He has an honors degree in business management from Munich University and a doctorate in Economics from Innsbruck University.

    CHARLES SCHWAB, JR. is a manager and member of Kensington Value Fund LLC, a private family financed investment vehicle ("KVF"). KVF focuses on financing visionary entrepreneurs developing innovative ideas. KVF's Investments include all aspects of the electronic economy and technology. KVF has over 20 companies invested in its portfolio. Mr. Schwab has been managing capital for over 10 years for both domestic and international clients. He spent over four years from 1990 through 1994 with Banque Paribas in their London and New York office managing the Banks proprietary capital. KVF began operations in late 1994.
Mr. Schwab earned a BA in economics and history from Northwestern University and an MBA in accounting and finance from the University of Chicago Graduate School of Business. He currently serves on several Boards, including Integration Associates, which designs custom analog ASIC solutions, and cMore Medical Solutions, a software developer of medical procedures.

KEY EMPLOYEES

    Other key employees of the Company not serving as directors include the following:

    ROBERT BOOT has served as Executive Chairman and Financial Director of Radical Technology PLC since 1998. Mr. Boot qualified as a chartered accountant in 1971 and has over 25 years of commercial experience. In 1976, he became Finance Director of The ABS Group which included companies involved in the development of computer software for major industries. In 1978, he became Managing Director and fulfilled both roles until 1985 when he was appointed Group Finance Director and Company Secretary of The MDA Group PLC, a leading international construction consultancy. MDA was at the forefront of computer systems development within its sector through its subsidiary MDA Computing Limited. In 1990, Mr. Boot was appointed Chief Executive Officer of The MDA Group PLC and served in this position until 1997. During his time with MDA, he was involved in acquisitions, mergers and disposals of companies across the globe. Mr. Boot is a member of the Bank of England's South Business Panel and the London Business Forum.

    JULIAN BURNS has served as Managing Director and Commercial Director of Radical Technology PLC since 1998. He has 20 years of experience in the software industry, with the last 13 years in commercial software development companies. He began his career in a variety of development and system support roles for Nat West Bank (1979-84) and the Woolwich Building Society (1984-1986). In 1986, he moved to CMG, where he served in various capacities from analyst programmer to international project manager, with a 2-year stint in a time-time sales role. In 1994, Mr. Burns joined banking systems supplier Tenemos where he helped to establish a new professional services division. In 1995, he was recruited to MDA Computing Limited to bring in commercial project management expertise. He later became Projects Director, responsible for project delivery across the company, and then Managing Director prior to the management buy-out which lead to the creation and launch of Radical Technology PLC.

    PHILIP ROBERTS has served as a director of Radical Technology PLC since 1998. He joined MDA Computing Limited (then Oldacres Computers Limited) in 1971, starting as a trainee computer operator and going on to fill roles as programmer, system analyst, business analyst and software designer. Mr. Roberts was instrumental in managing the company's move from mainframes to personal computers in the early 1980s and the resulting redevelopment of all their systems for 'in-house' PC networks. He led the programming team and was involved in hardware supply, network set-up and direct customer contact. In 1984, Mr. Roberts led the MDA Computing Limited team which won the Building Innovation Award for linking a Bill of Quantities system with a computer-aided design system for Mobil Oil. In 1988, he was appointed as a director of MDA Computing Limited. Mr. Roberts is experienced in a range of programming languages and has been involved in project management and system design and support for over 140 clients including large corporations, local authorities, small businesses and overseas companies.

    BENNO ENGEL started his career at Hennecke & Partner, where he conducted a program of European market research for ICI and traded in intangible assets. In 1994, he was appointed as managing director of Engel KG, a real estate management company where he was responsible for the day-to-day running of the company. In 1998, he went on to work as a consultant to IQ Capital AG, where he advised on the European inception of U.S. technology companies, and Ferman Holding AG, where he raised venture capital for European and U.S. technology companies. He later co-founded Core Ventures BVI. Mr. Engel has a diploma in Business Management and is bilingual in English and German.

    ISTVAN KOVACH has been appointed to serve as President and Chief Executive Officer of HTTP Communications Limited, a division of the Company. Mr. Kovach started his career at the Ministry of Transport and Communications in Hungary and the Hungarian Telecom Company after graduating in Telecommunications Engineering and Economics in 1982. In 1988, he joined the Intersputnik Organisation in Moscow as an expert in the technical development department. In 1991, he became director of the financial and legal department where he was responsible for planning and contracting, and introduced Western accounting and financial standards. In 1995, Mr. Kovach was appointed Deputy Director General. He raised funds for 4 new satellites, initiated and completed the Intersputnik-8 project, and was responsible for the marketing and operation of an 8-satellite fleet. In 1998, he became Executive Vice President and Chief Operating Officer of Lockheed Martin Intersputnik Limited after its formation, and then Vice President Central-Eastern Europe of Lockheed Martin Global Telecom in 1999.
Mr. Kovach is co-chairman of the international non-profit organisation Telekomforum, and a member of the International Telecommunication Academy and the International Satellite Professional Society.

    ALEXANDER GROUS has served as Vice President of HTTP Communications Limited, a division of the Company, since May 2000. Mr. Grous brings over a decade of experience in international telecommunications, Internet and e-commerce. He began his career in 1983 in Publishing and Multimedia while gaining a Bachelor of Economics Degree. In 1990, Mr. Grous joined Telstra's Mobile Group in Melbourne, Australia as a key member of the senior management team that launched its GSM service. In 1994, Mr. Grous spent a short period with Pepsico Australia in a planning and development role for Asia Pacific and South Africa. In 1995, he became General Manager of Westel

Wireless in Perth where he grew the business internationally. In 1996, Mr. Grous was brought to Spectrum Network Systems in Sydney to turn around its Mobile Division, making it one of the fastest growing national Service Providers in Australia. In early 1997, Mr. Grous joined Lockheed Martin Global Telecommunications in London, and became Managing Director for Europe and Central Eastern Europe across telecommunications, satellite, and e-commerce.
Mr. Grous has an MBA, Master of Commerce, and Master of Arts-Technology.

    OLIVER KRAUSE has served as a Director of HTTP Communications Limited, a division of the Company, since May 20, 2000. Mr. Krause started his career working for CarnaudMetalbox SA in Paris. In 1994, he joined Schmalbach-Lubeca AG as a strategic planning analyst in Chicago where he set up joint ventures in Asia and South America. He returned to the head office in Germany in 1996, where his roles went on to include public relations, corporate control and Special Projects. In May 1999, he was appointed as the company's marketing director for Europe and Asia. He later co-founded Core Ventures BVI. Mr. Krause gained a diploma in Business Administration from the European Business School, and is bilingual in English and German.

    None of the directors or executive officers has any family relationship with any other director or with any executive officer of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's common stock are required to report their initial ownership of the Company's common stock and any subsequent changes in that ownership to the Securities and Exchange Commission (the "Commission"). Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Each of Dr. Alexander Nill, Dr. Stefan Fleissner, Martin Lechner, Giorgio Laurenti, Jason E. Forsyth, Stefan Allesch-Taylor, Nicholas Thistleton, Sir Euan Calthorpe, T.H. Investments Ltd. and STG Holdings Plc has filed a Form 3 with the Commission. However, each such person and entity did not file such form on a timely basis as required by section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") during the most recent fiscal year. Each such person and entity filed one late report for one transaction. Furthermore, the failure of each such person and entity to timely file a Form 3 with the Commission is considered a knowing violation of section 16(a) of the Exchange Act.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    On May 3, 2000, the Company entered into an agreement to acquire 51% of the equity of Ferman AG, a Swiss investment company, from Dr. Alexander Nill, a director of the Company, and Fortman Cline AG for 3,360,000 shares of common stock. Dr. Nill currently owns a 66 2/3% interest in Ferman AG. Upon conclusion of such acquisition, Dr. Nill will own approximately 33 1/3% of Ferman AG. The transaction is expected to close on or about October 31, 2000.

    On September 7, 2000, the Company entered into an agreement with Troy Ltd. pursuant to which the Company has agreed to acquire all of the outstanding stock of Core Ventures Ltd. The Company has agreed to issue 1,800,000 shares as full payment of the purchase price for the stock of Core Ventures Ltd. Dr. Alexander Nill, is the principal beneficial shareholder of Troy Ltd.

    The foregoing transactions were approved by the disinterested members of the Board of Directors of the Committee. Such disinterested directors have determined that these transactions are on arms' length terms, equivalent to those which are likely to have been applicable if the transactions were with fully disinterested parties.

COMMITTEES AND MEETINGS

    The Board of Directors has established a Stock Option Committee, composed of Sir Euan Calthorpe, Nicholas Thistleton and Dr. Stefan Fleissner who are responsible for administering the Company's 2000 Combined Incentive and Nonqualified Stock Option Plan. The members of the Stock Option Committee are no longer eligible to participate in the Stock Option Plan and qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) of the Exchange Act. The Stock Option Committee did not hold a meeting in the last fiscal year.

    The Board of Directors has also established an Audit Committee, also composed of Sir Calthorpe, Mr. Thistleton and Dr. Fleissner. The Audit Committee is responsible for reviewing the results and scope of the audit and other services provided by the Company's independent auditors as well as review accounting and control procedures and policies. The Audit Committee held its first meeting on May 12, 2000 to adopt its written charter. The Audit Committee has not met with the independent auditors to discuss the matters required to be discussed by SAS 61, as may be modified or supplemented, and have not received written disclosures and letters from the independent auditors required by Independence Standards.

    The Board of Directors held one meeting during 1999 and otherwise acted by unanimous consent. No director of the Company during the last fiscal year failed to attend any of the meetings of the Company's Board of Directors.

EXECUTIVE COMPENSATION

    The officers and directors of Internet Holdings did not receive compensation for services rendered in 1999. Commencing on or after March 2000, we have begun to award annual salaries to certain executive officers and directors of the Company as follows:

                           SUMMARY COMPENSATION TABLE

                                                                                             SECURITIES
                                                                    OTHER       RESTRICTED   UNDERLYING
                                                                    ANNUAL        STOCK      OPTIONS /      LTIP      ALL OTHER
     NAME AND PRINCIPAL          FISCAL     SALARY     BONUS     COMPENSATION    AWARD(S)       SARS      PAYOUTS    COMPENSATION
          POSITION                YEAR       ($)        ($)          ($)           ($)          (#)         ($)          ($)
-----------------------------   --------   --------   --------   ------------   ----------   ----------   --------   ------------
Stefan Allesh-Taylor,
President, CEO and
Director(a)..................     1999        $0         $0           $0            $0          0 / 0        $0           $0
Christopher J. Wilkes,
President, CEO and
Director(b)..................     1999        $0         $0           $0            $0          0 / 0        $0           $0

------------------------

(a) Mr. Allesch-Taylor became President and CEO on December 22, 1999. He will receive a salary of $202,620 in 2000.

(b) Mr. Wilkes served as the Company's President, CEO and Director from September 30, 1996 to January 10, 2000.

    Dr. Alexander Nill, Executive Vice President and a director of the Company, received no salary in 1999, and will receive a salary of $50,000 in 2000. Jason Forsyth, the Chief Financial Officer and a director of the Company, received no salary in 1999, and will receive a salary of $155,320 in 2000.

EMPLOYMENT AGREEMENTS

    To date, we have not entered into employment agreements with our executive officers. However, it is anticipated that we will enter into such employment agreements with our executive officers awarding the salaries set forth above and other forms of compensation.

OPTIONS GRANTED

    No options were granted to any directors, officers, or employees of the Company in 1999.

                                PROPOSAL NO. 2:
               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

    The Board of Directors has selected Arthur Andersen LLP as the independent auditors of the Company for the current fiscal year. The selection is being submitted to the shareholders for ratification at the Annual Meeting; if the shareholders do not vote for ratification, the Board will reconsider such selection. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.

    On June 26, 2000, the Company and its accountants, Callaghan Nawrocki LLP, mutually agreed that Callaghan Nawrocki LLP would terminate their relationship as the Company's auditors.

    The reports of Callaghan Nawrocki LLP on the Company's financial statements did not contain an adverse opinion or disclaimer and was not qualified as to audit scope or accounting principles. There were no disagreements, whether or not resolved, with Callaghan Nawrocki LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter thereof in connection with its report. During the previous two fiscal years and through June 26, 2000, there were no "reportable events" as that term is defined in Item 304(a)(1)(iv) of Regulation S-B of the Securities Act. At the Company's request, Callaghan Nawrocki LLP furnished the Company with a letter addressed to the Commission, dated June 30, 2000, a copy of which has been filed as an exhibit to the Company's Current Report on Form 8-K dated June 30, 2000, pursuant to which Callaghan Nawrocki LLP agreed with the above terms.

    During the two previous fiscal years and through August 19, 1999, the Company did not consult with Arthur Anderson LLP on matters (i) regarding the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, or
(ii) which concerned the subject matter of a disagreement or reportable event with the former auditor (as described in Regulation S-B, Item 304).

    Ratification of the selection of Arthur Andersen LLP requires the affirmative vote of at least a majority of the shares of the common stock voted at the Annual Meeting. Although the Company's Board of Directors is submitting the appointment of Arthur Andersen LLP for shareholder approval, it reserves the right to change the selection of Arthur Andersen LLP as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder approval.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
              VOTE FOR THE RATIFICATION OF ARTHUR ANDERSEN LLP AS
                  INDEPENDENT AUDITORS FOR THE COMPANY FOR THE
                      FISCAL YEAR ENDING DECEMBER 31, 2000

                                PROPOSAL NO. 3:
                               PROPOSED AMENDMENT
                       TO CHANGE THE NAME OF THE COMPANY

    The Board of Directors believes that changing the Company's name will reflect the Company's business as a technology development company. The Board of Directors feels that the new name will generate wider name recognition in the industry in which it operates. The Company's Common stock currently trades on the NASDAQ Electronic Bulletin Board under the symbol HTTP.

    The Board of Directors has approved and recommends a vote for the adoption and approval of an amendment to the Company's Articles of Incorporation to change the name of the Company from "Internet Holdings, Inc." to "HTTP Technology, Inc."

    Under the proposed amendment, Article I of the Articles of Incorporation of the Company would be amended to read as follows:

    Article I--Corporate Name. The name of the Corporation is HTTP Technology, Inc.

    The approval of the proposed amendment will require the affirmative vote of the holders of a majority of the shares of common stock voted at the Annual Meeting.

    If approved by the shareholders at the Annual Meeting, the proposed amendment will become effective upon the filing of the Articles of Amendment of the Company's Articles of Incorporation with the Utah Secretary of State.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
              CHANGE THE NAME OF THE COMPANY FROM "INTERNET
                   HOLDINGS, INC." TO "HTTP TECHNOLOGY, INC."

                                PROPOSAL NO. 4:
          PROPOSED AMENDMENT TO AUTHORIZE ACTION BY WRITTEN CONSENT OF
         SHAREHOLDERS WITHOUT A MEETING WHERE THE CONSENTING HOLDERS OF
      OUTSTANDING SHARES HAVING NOT LESS THAN THE MINIMUM NUMBER OF VOTES
     THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE THE ACTION AT A MEETING,
       AT WHICH ALL THE SHARES ENTITLED TO VOTE THEREOF WERE PRESENT AND
                 VOTED, HAD CONSENTED IN WRITING TO THE ACTION.

    The Board of Directors has approved and recommends a vote for the adoption and approval of an amendment to the Company's Articles of Incorporation to allow the Company to take advantage of the provisions of the Utah Revised Business Corporation Act respecting the taking of action by written consent of shareholders without a meeting where the consenting holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting, at which all shares entitled to vote thereof were present and voted, had consented in writing to the action.

    Under the proposed amendment, the Articles of Incorporation of the Company would be amended by adding the following article:

    Article XI--Shareholder Action Without a Meeting. Any action required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if one or more consents in writing, setting forth the action, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted. If written consents of less than all the shareholders have been obtained, notice of such shareholder approval by written consent shall be given at least (10) days before the consummation of the action authorized by such written consent to those shareholders entitled to vote who have not consented in writing and to non-voting shareholders. Such notice shall contain or be accompanied by the same type of material that would have been required if a formal meeting had been called to consider the action. A consent signed under this section has the effect of a meeting vote and may be described as such in any document.

    The approval of the proposed amendment will require the affirmative vote of the holders of a majority of the shares of common stock voted at the Annual Meeting.

    If approved by the shareholders at the Annual Meeting, the proposed amendment will become effective upon the filing of the Articles of Amendment of the Company's Articles of Incorporation with the Utah Secretary of State.

 THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
    AUTHORIZE ACTION BY WRITTEN CONSENT OF SHAREHOLDERS WITHOUT A MEETING
     WHERE THE CONSENTING HOLDERS OF OUTSTANDING SHARES HAVING NOT LESS
          THAN THE MINIMUM NUMBER OF VOTES THAT WOULD BE NECESSARY TO AUTHORIZE OR TAKE THE ACTION AT A MEETING, AT WHICH ALL THE
             SHARES ENTITLED TO VOTE THEREOF WERE PRESENT, AND
                 VOTED, HAD CONSENTED IN WRITING TO THE ACTION.

                                PROPOSAL NO. 5:
              ADOPTION AND APPROVAL OF 2000 COMBINED INCENTIVE AND
                         NONQUALIFIED STOCK OPTION PLAN

    The Board of Directors has approved and recommends a vote for the adoption and approval of the 2000 Combined Incentive and Nonqualified Stock Option Plan (the "Plan"), a copy of which is annexed hereto as Exhibit A.

    Options constitute a significant portion of the overall compensation of the Company's employees, including its executive officers. The Board of Directors believes that the Company will derive substantial benefits from the Plan and that it will help attract and retain key executives by enabling the Company to offer competitive compensation packages. The Company also believes that awarding such equity compensation benefits will align the interests of directors, executive officers and other employees with the interests of the shareholders.

    The Plan provides for the grant of options which may be designated as
(i) "incentive stock options" under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) nonqualified stock options. The Company's directors, officers, employees, consultants and advisors, or any subsidiaries of the Company now existing or hereafter formed or acquired, as determined by the Board of Directors or the Stock Option Committee, are eligible to participate in the Plan. Shares of the Company's common stock may be granted under the Plan. Subject to certain adjustments, the maximum number of shares which may be issued under the Plan shall not exceed 2,500,000 shares of common stock.

    The Plan is presently administered by the Stock Option Committee. The Stock Option Committee or the Board of Directors (hereinafter, the "Plan Administrator") may amend the Plan as desired without further action by the shareholders except as required by applicable law or as provided under the Plan. The Plan will continue to be in effect until May 3, 2010.

    The consideration for each award under the Plan has been established by the Plan Administrator, and will continue to be established by the Plan Administrator, but in no event will the option price for incentive stock options be less than the fair market value of a share of common stock on the date of grant or 110% with respect to optionees who own at least 10% of the outstanding common stock. Nonqualified options will have an option price to be determined by the Plan Administrator, not less than the fair market value of the common stock on the date the option is granted. The Plan Administrator has the authority to determine the time or times at which incentive stock options granted under the Plan become exercisable, provided that the options expire no later than ten years from the date of grant or five years with respect to optionees who own at least 10% of the outstanding common stock. Incentive and nonqualified stock options may be exercised only by an employee while employed by the Company or within 3 months after the effective date of such termination of employment, within one year for termination resulting from disability or death.

    Unless otherwise determined by the Plan Administrator and subject to certain conditions provided in the Plan, the exercisability of options outstanding under the Plan may accelerate upon a change in control of the Company, which includes but is not limited to the merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, regardless of whether the options are assumed or new options are issued by the successor corporation.

    Under current federal tax laws and regulations and judicial interpretations thereof, which are subject to change at any time, the following are the federal income tax consequences generally arising with respect to awards granted under the Plan. The grant of a stock option will create no tax consequences for the participant or the Company. The participant will have no taxable income upon exercising an incentive stock option (except that the alternative minimum tax may apply), and the Company will not receive a deduction when an incentive stock option is exercised. Upon exercising a non-qualified stock option, the participant must recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the stock on the exercise date. At such time, the Company will receive a deduction for the same amount (assuming the applicable requirements of Section 162(m) of the Internal Revenue Code have been met).

    With respect to other awards granted under the Plan that are settled in cash or stock that is either transferable or not subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the cash or the fair market value of the shares received, when received. The Company will receive a deduction for the same amount, provided that, at the time the income is recognized, the participant either is not a covered employee or does not have total compensation in excess of $1,000,000 for the year of recognition (other than compensation that otherwise meets the requirements of Section 162(m) of the Internal Revenue Code). With respect to other awards granted under the Plan that are settled in stock that is subject to restrictions as to transferability and subject to a substantial risk of forfeiture, the participant must recognize ordinary income in an amount equal to the fair market value of the shares received on the date the shares first become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. At such time, the Company will receive a deduction for the same amount, subject to the proviso set forth above in this paragraph.

    The tax treatment upon disposition of shares acquired under the Plan will depend on how long the shares have been held. In the case of shares acquired through exercise of a stock option, the tax treatment will also depend on whether or not the shares were acquired by exercising an incentive stock option. There will be no tax consequences to the Company upon the disposition of shares acquired under the Plan except that the Company may receive a deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding period has been satisfied.

    As of the record date, the Company had nonqualified options outstanding for the purchase of 1,168,000 shares of common stock under the Plan. These options have an exercise price of $12.50 per share, and are held by nine individuals, of whom the following are executive officers and directors of the Company.

NAME                                                    NUMBER OF SECURITIES UNDERLYING OPTIONS GRANTED
----                                                    -----------------------------------------------
Stefan Allesch-Taylor.................................                       300,000
Dr. Alexander Nill....................................                       300,000
Jason E. Forsyth......................................                       200,000
Giorgio L. Laurenti...................................                       100,000
Martin Lechner........................................                       100,000
Benno Engel...........................................                        75,000
Oliver Krause.........................................                        75,000
Executive Officers and Directors as a Group...........                     1,150,000

    The approval of the Plan will require the affirmative vote of the holders of a majority of the shares of common stock voted at the Annual Meeting.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
              VOTE FOR THE APPROVAL OF THE 2000 COMBINED INCENTIVE
                       AND NONQUALIFIED STOCK OPTION PLAN

                         INTEREST OF CERTAIN PERSONS IN
                     OPPOSITION TO MATTERS TO BE ACTED UPON

    The Company is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to offices.

                                 OTHER MATTERS

    Company management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders. The cost of soliciting proxies will be borne by the Company. In addition to solicitation by mail, certain employees of the Company, who will receive no special compensation therefor, may solicit proxies in person or by telephone or electronic mail. No additional written materials besides the Proxy Statement have been authorized or will be employed in connection with the solicitation of proxies.

                    SHAREHOLDERS' PROPOSALS TO BE PRESENTED
              AT THE COMPANY'S NEXT ANNUAL MEETING OF SHAREHOLDERS

    Proposals of shareholders intended to be presented at the Annual Meeting of Shareholders in 2001 pursuant to Rule 14a-8 under the Exchange Act must be received by the Company no later than December 31, 2000 to be considered for inclusion in the Company's proxy materials for that meeting. The proposal must be mailed to the Company's principal executive offices at 16 Curzon Street, London, United Kingdom W1Y 7FF, Attn: Jason Forsyth.

                  PROVISION OF CERTAIN ADDITIONAL INFORMATION

    Copies of our reports on Form 10-KSB for the year ended December 31, 1999, Form 10-QSB for the quarter ended March 31, 2000, and Form 10-QSB for the quarter ended June 30, 2000 have been included with this Proxy Statement.

                                                       BY ORDER OF THE BOARD OF DIRECTORS

                                                       BY:  Stefan Allesch-Taylor,
                                                            CHIEF EXECUTIVE OFFICER AND PRESIDENT

                                                                       EXHIBIT A

                            INTERNET HOLDINGS, INC.
                             COMBINED INCENTIVE AND
                        NONQUALIFIEED STOCK OPTION PLAN

    1. ADOPTION OF PLAN. This Combined Incentive and Nonqualified Stock Option Plan (the, "Plan") is adopted by Internet Holdings, Inc., a Utah corporation (the "Company").

    2. PURPOSE. The purpose of the Plan is to enable the Company or any parent or subsidiary corporation of the Company (a "Related Corporation"), subject to the terms, conditions and restrictions contained in the Plan, to attract and retain, and provide additional incentive to, employees, directors, officers, agents, consultants and independent contractors by giving them an opportunity to participate in the ownership of the Company pursuant to incentive stock options ("ISOs") and/or nonqualified stock options ("NQSOs") to purchase certain common stock of the Company.

    3. SHARES SUBJECT TO THE PLAN. Except as provided in Sections 16 and 18, the total number of shares covered by all options granted under the Plan shall not exceed Two Million Five Hundred Thousand (2,500,000) shares of the Company's authorized but unissued or reacquired $0.001 par value common stock ("Common Stock"). In the event any option granted under this Plan expires or is canceled or terminated, and is unexercised in whole or in part, the shares allocable to the unexercised portion may again be subjected to an option under this Plan.

    4. DURATION OF THE PLAN. The Plan shall continue in effect until options have been exercised with respect to all of the shares reserved for the Plan (subject to any adjustments under Section 16); provide, however, that unless sooner terminated by action of the Company's board of directors, this Plan shall terminate on, and no option may be granted under this Plan after, May 3, 2010, which date is ten years after the Adoption Date set forth in Section 24 of this Plan. The Company's board of directors shall have the right to suspend or terminate the Plan at any time prior to such termination date except with respect to any options then outstanding under the Plan.

    5.  ADMINISTRATION.

    PLAN ADMINISTRATOR. The Plan shall be administered by the Company's board of directors or if it so determines, may delegate to any board committee any or all of the authority for administration of the Plan. If the Plan is to be administered by a designated Option committee (the "Committee") it shall be composed of not less than two members of the Board of Directors of the Company, all of whom shall be ineligible to participate in the Plan and shall otherwise qualify as disinterested persons for purposes of Rule 16b-3(c)(2)(i) promulgated by the Securities and Exchange Commission. Either the Company's board of directors or any such designated Committee with authority to administer this Plan is referred to in this Plan as the "Plan Administrator." No director who shall hold or be eligible to hold an option under the Plan shall vote on any action taken under the Plan involving such director.

    The Plan Administrator may employ such legal counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computation received from any such consultant or agent. The Plan Administrator shall keep minutes of its actions under the Plan.

    No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Awards granted hereunder.

        5.1. PROCEDURES. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts approved in writing by all members of the Plan Administrator, shall be valid acts of the Plan Administrator.

        5.2. RESPONSIBILITIES. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the vesting schedule, if any, the exercise price, any right of first refusal, repurchase option or other restrictions, if any, applicable to shares covered by an option, and all other terms and conditions of the options. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued under this Plan, or of any rule or regulation promulgated in connection with this Plan, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options correspond to the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and of the regulations issued under the Code. Options granted under this Plan shall be evidenced by written agreements entered into between the Company and the Optionee.

    Without limiting the foregoing, the Plan Administrator also shall have the authority to require, in its discretion, as a condition of the granting of any Option, that the Participant agree (i) not to sell or otherwise dispose of Shares acquired pursuant to the Option for a period of one (1) year (unless waived by the Company) following the date of acquisition of such Shares and
(ii) that in the event of termination of directorship or employment (or in case of a consultant or advisor, engagement by Company or any subsidiary corporation or parent corporation of the Company) of Participant, other than as a result of dismissal without cause, such Participant will not, for a period to be fixed at the time of the grant of the Option, enter into any employment or participate directly or indirectly in any business or enterprise which is competitive with the business of the Company or any subsidiary corporation or parent corporation of the Company, or enter into any employment in which such employee will be called to utilize special knowledge obtained through directorship or employment (or in the case of a consultant or advisor, engagement) with or by the Company or any subsidiary corporation or parent corporation thereof.

    The interpretation of and application by the Plan Administrator of any provision of the Plan shall be final and conclusive. The Plan Administrator may in its discretion establish such rules and guidelines relating to the Plan, as it may deem desirable.

    6. ELIGIBILITY. An ISO may be granted only to any individual who, at the time the option is granted, is an employee of the Company and/or any Related Corporation. An NQSO may be granted to any employee, director, officer, agent, consultant or independent contractor of the Company. Any individual to whom an option is granted under this Plan is referred to in this Plan as an "Optionee."

    7. LIMITATION ON VALUE FOR ISOS. As to all ISOs granted under the terms of this Plan, the aggregate fair market value (determined at the time the ISO is granted) of the stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a Related Corporation or a predecessor corporation) shall not exceed $100,000. The portion of any option which exceeds the annual limit shall not qualify as an ISO.

    8. EXERCISE PRICE. Subject to Section 10, the exercise price per share for each option granted under the Plan shall be determined by the Plan Administrator. In the case of an ISO, such exercise price shall not be less than 100% of the fair market value of the shares covered by the ISO on the date such ISO is granted. In the case of an ISO, the Plan Administrator shall act in good faith to establish the fair market value of such shares.

    9. DURATION OF OPTIONS. Each option granted under the Plan shall continue in effect for the period fixed by the Plan Administrator, except that no ISO shall be exercisable after the expiration of ten years from the date it is granted (the "Maximum Option Period").

    10. LIMITATIONS ON GRANTS OF ISOS TO CERTAIN SHAREHOLDERS. An ISO may be granted under the Plan to an employee possessing more than 10% of the total combined voting power of all classes of stock of the Company and any Related Corporation only if (i) the exercise price for the shares of stock subject to the ISO is at least 110% of the fair market value of the stock subject to the option at the time of grant, as determined by the Plan Administrator acting in good faith; and (ii) the option is not exercisable after the expiration of five years from the date it is granted.

    11. EXERCISE OF OPTIONS. Except as provided in Sections 12 and 14, options may be exercised from time to time over the period set forth in the option agreement in such amounts and at such times as shall be prescribed by the Plan Administrator in granting the option. If an Optionee does not exercise in any year options to purchase the full number of shares which the Optionee is entitled to purchase under the option during such year, such unexpired rights shall cumulate, and the Optionee may acquire shares using such unexpired rights in any subsequent year during the term of the option.

    12.  LIMITATIONS ON RIGHTS TO EXERCISE.

        12.1. EXECUTION OF SHAREHOLDERS' AGREEMENT. Execution of any Shareholders' Agreement in effect by and among the Company and its shareholders which by its terms is applicable to all shareholders of the Company ("Shareholders' Agreement") by the Optionee and, if applicable, the Optionee's spouse shall be a condition precedent to any exercise of an option granted pursuant to this Plan; provided that such condition shall be for the sole benefit of the Company and may be waived by it in its sole discretion.

        12.2. WITHHOLDING TAXES. As a condition to the exercise of an NQSO, the Optionee shall make such arrangements as the Plan Administrator may require for the satisfaction of any federal, state or local withholding tax obligations that may arise in connection with such exercise.

    13. NONASSIGNABILITY. Except as provided in Section 14, options granted under this Plan and the rights and privileges' conferred by the Plan may not be transferred, assigned, pledged, or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by the applicable laws of descent and distribution, and shall not be subject to execution, attachment, or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred by the Plan contrary to (i) the Code, (ii) the provisions of this Plan, or (iii) any Shareholders' Agreement, or upon the sale, levy or any attachment or similar process upon any rights and privileges conferred by the Plan, such option, right or privilege shall automatically terminate and become null and void.

    14.  TERMINATION EVENTS.

        14.1. IN GENERAL. In the event that the Company's employment of an Optionee should terminate because of the Optionee's retirement or for any reason (including but not limited to voluntary terminations by Optionee and termination of Optionee by Company without "cause"), other than because of death, Disability (as defined in Section 14.3) or for "cause" (as defined in Section 14.4), the option may be exercised by the Optionee at any time prior to its expiration date or the expiration of three months after the effective date of such termination of employment, whichever is earlier, but only if and to the extent the Optionee was entitled to exercise the option at such effective date of termination.

        14.2. DEATH. In the event of the death of the Optionee while in the employ of the Company, any option granted to such Optionee shall be exercisable at any time prior to its expiration date or the expiration of one year after the date of the Optionee's death, whichever is earlier, but only if and to the extent the Optionee was entitled to exercise such option at the date of such Optionee's death and only by the person or persons to whom such Optionee's rights under the option shall have passed by such Optionee's will or by the laws of descent and distribution of the state or country of the Optionee's domicile at the time of death,

        14.3.  DISABILITY.

           14.3.1. In the event an Optionee's employment with the Company is terminated because of such Optionee's disability within the meaning of subsection 14.3.2, below ("Disability"), any Option granted to such Optionee may be exercised by the Optionee at any time prior to its expiration date or the expiration of one year after the effective date of such termination of employment, whichever is earlier, but only if and to the extent the Optionee was entitled to exercise the option at such effective date of termination.

           14.3.2.  Optionee is disabled for purposes of this Agreement if
       (i) Optionee has been declared legally incompetent by a final court decree (the date of such decree being deemed to be the date on which the disability occurred), (ii) a guardian of the person or estate has been appointed to handle Optionee's affairs, (iii) Optionee receives disability insurance benefits for a period of six or more consecutive months from any disability income insurance policy maintained by the Company, or (iv) Optionee is unable to perform substantially all of Optionee's regular duties to the Company because of a medically determinable disease, injury, or other mental or physical disability and such disability is determined or reasonably expected to continue for at least 12 months.

        14.4. FOR "CAUSE." In the event of the termination of an Optionee's employment with the Company and/or any Related Corporation for "cause," any option granted to such Optionee shall automatically terminate as of the first advice or discussion of such termination. Such Optionee shall thereafter have no right to purchase Common Stock pursuant to such option or this Plan. Termination for "cause" shall mean: (i) dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor Violations), fraud, misconduct or disclosure of confidential information;
    (ii) dismissal for cause as defined under any employment or other service contract entered into between such Optionee and the employer; or (iii) such Optionee's persistent breach of (a) any policy, rule or regulation of the employer, or (b) the Optionee's terms of employment.

        14.5. CANCELLATION OF OPTION. To the extent that an option shall not have been exercised under the circumstances and within the limited periods set forth in this Plan and the applicable option agreement, all future rights to purchase Common Stock pursuant to any option granted under this Plan shall cease and terminate as of the expiration of such applicable period, automatically and without notice or action by any party.

        14.6. BINDING UPON TRANSFEREES. In the event that, at any time or from time to time, any shares of Common Stock are transferred to any party (other than the Company) pursuant to the provisions of this Section 14 or otherwise, the transferee shall take such shares pursuant to all of the provisions, conditions and obligations of the option agreement, this Plan, and any Shareholders' Agreement and, as a condition precedent to the transfer of such shares, the transferee shall agree (for and on behalf of such transferee, such transferee's legal representatives and such transferee's transferees and assigns) in writing to be bound by all provisions of this Plan and any Shareholders' Agreement.

    15. PURCHASE OF SHARES. Shares may be purchased or acquired pursuant to an option granted under the Plan only upon receipt by the Company of written notice from the Optionee (the "Exercise Notice"). The Exercise Notice shall:
(i) specify the number of shares as to which the Optionee desires to exercise the option and the date on which the Optionee desires to purchase the shares; and (ii) unless in the opinion of counsel for the Company such a representation is not required in order to comply with the 1933 Act contain a representation that it is the Optionee's present intention to acquire shares subject to the option for investment and not with a view to, or in connection with, any distribution of such shares. On or before the date specified in an Exercise Notice for the purchase of shares, the Optionee shall pay the full purchase price for such shares in cash, to the extent permitted in the option agreement, or in previously issued and fully paid stock of the Company. No shares shall be issued until full payment for such shares has been made.

    16.  CHANGES IN CAPITAL STRUCTURE.

        16.1. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. The number of shares of Common Stock subject to an option granted under the Plan and the exercise price per share shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a split-up or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

        16.2.  EFFECT OF CERTAIN TRANSACTIONS.

           16.2.1. TERMINATION OR ACCELERATION OF EXERCISE RIGHTS. Except as provided in subsection 16.2.2, upon a merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation of the Company, as a result of which event the shareholders of the Company receive cash, stock or other property in exchange for or in connection with their shares of Common Stock (any such transaction is referred to as an "Exchange Event"), an option granted under this Plan shall terminate; provided, however, that if the Optionee shall have held the option for a period of at least one year from the date it was granted, the Optionee shall have the right to exercise the option, in whole or in part, whether or not the vesting requirements set forth in the applicable option agreement have been satisfied. Any such exercise shall be deemed to take place immediately prior to the Exchange Event, assuming the Company receives the Exercise Notice at least two business days prior to such Event.

           16.2.2. ALTERNATIVE FOR CONVERSION TO EXCHANGE STOCK. If the shareholders of the Company are to receive capital stock of another corporation ("Exchange Stock") in exchange for their shares of Common Stock in any Exchange Event, and if the issuer of the Exchange Stock agrees in writing to assume obligations of the Company under outstanding option agreements granted under this Plan, then subsection 16.2.1 shall not apply and, alternatively, each outstanding option shall automatically, upon the occurrence of the Exchange Event, be converted into an option to purchase shares of Exchange Stock. The amount and exercise price of shares of Exchange Stock subject to the converted option shall be determined by adjusting the amount and exercise price set forth in the existing option agreement for the Common Stock in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock are to receive as a result of such Exchange Event. The vesting schedule, termination date and all other provisions set forth in the existing option agreement for the Common Stock shall continue to apply to the converted option for the Exchange Stock. In the event the issuer of the Exchange Stock does not assume the Company's obligations under options granted under this Plan, Optionees shall have rights to exercise their options in accordance with subsection 16.2.1.

           16.2.3. FRACTIONAL SHARES. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and the option shall cover only the number of full shares resulting from such adjustment.

           16.2.4. DETERMINATION OF PLAN ADMINISTRATOR TO BE FINAL. All adjustments under this Section 16 shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent of such adjustments, shall be final, binding and conclusive.

    17. MODIFICATION AND AMENDMENT OF OPTIONS. Subject to the requirements of Code Section 422 with respect to ISOs and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The Plan Administrator shall not, however, modify or amend any outstanding ISO so as to specify a lower exercise price for shares subject to the option. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, alter, impair or diminish any of the Optionee's rights or any of the obligations of the Company under such option. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding ISOs granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in
Section 425(h) of the Code and so as not to cause any ISO issued under this Plan to fail to continue to qualify as an incentive stock option as defined in
Section 422(b) of the Code.

    18. AMENDMENT OF PLAN. The Plan Administrator may at any time and from time to time modify or amend this Plan in such respect as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason; provided, however, that (i) except as provided in Sections 16 and 17, no change in an option previously granted to an Optionee shall be made without the written consent of such Optionee; and (ii) unless approved within 12 months after adoption by the Plan Administrator by the unanimous written consent of the shareholders of the Company or by a vote of shareholders owning not less than a majority of all shares entitled to vote and represented at an annual meeting or a special meeting called for the purpose of such approval, no such modification or amendment shall: (a) increase the total number of shares which may be purchased under the Plan pursuant to section 3; (b) change the minimum exercise price set forth in Section 8; (c) increase the Maximum Option Period set forth in Section 9; (d) materially increase the benefits to Optionees under options granted under the Plan; or (e) materially modify the requirements for eligibility for participation in the Plan described in Section 6.

    19. APPROVALS. The obligation of the Company under this Plan shall be subject to the approval of such state or federal authorities or agencies, if any, as may have jurisdiction in the matter. Shares shall not be issued with respect to an option unless the exercise and the issuance and delivery of the shares shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the 1933 Act, the Exchange Act, the Code, and the respective rules and regulations promulgated under all such legislation, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any shares upon exercise of any option granted under this Plan shall relieve the Company of any liability for the non-issuance or sale of such shares. The Plan Administrator may require any action or agreement by an Optionee as may from time to time be necessary, in the opinion of the Plan Administrator, to comply with the federal and state securities laws. The Company shall not be obliged to register options or shares purchased pursuant to exercise of options granted under the Plan,

    20. EMPLOYMENT RIGHTS. Nothing contained in this Plan or any option or right granted pursuant to this Plan shall confer upon any Optionee any right to be continued in the employment of the Company and/or any Related Corporation, or to interfere in any way with the right of the Company and/or Related Corporation to terminate such Optionee's employment at any time.

    21. RIGHTS AS SHAREHOLDER. Neither an Optionee nor the Optionee's permitted successors and assigns shall have any rights or privileges as a shareholder with respect to any shares subject to an option granted under this Plan until the date that such option has been exercised and a stock certificate has been issued by the Company for the shares as to which the option was exercised. The Company shall issue such certificate as expeditiously as possible after receipt of fall payment of the purchase price of such shares.

    22. ISSUANCE AND TRANSFER TAXES. The Company's board of directors may, in its sole discretion, obligate the Company to pay issuance or transfer taxes on shares issued pursuant to the exercise of an option granted under the Plan. Otherwise such taxes shall be paid by the Optionee.

    23. INDEMNIFICATION OF BOARD AND PLAN ADMINISTRATOR. In addition to all other rights of indemnification they may have as directors of the Company or as members of the body serving as the Plan Administrator, members of the Company's board of directors and Plan Administrator shall be indemnified by the Company for all reasonable expenses and liabilities of any type and nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, any option granted under this Plan, and against all amounts paid by them in settlement of matters (if such settlement is approved by independent legal counsel selected by the Company); provided, however, that if such member or members are adjudged liable for willful misconduct, the indemnification provisions of this Section 23 shall not apply to expenses which relate to matters involving such willful misconduct. The indemnification provided for in this Section 23 shall apply only if such member or members notify the Company of such action, suit or proceeding in writing within 15 days after institution of any such action, suit or proceeding, so that the Company may have the opportunity to make appropriate arrangements to prosecute or defend any such action.

    24. ADOPTION DATE. The Adoption Date of this Plan is May 3, 2000 (the date of adoption of this Plan by the Company's board of directors). The adoption of the Plan is subject to the approval of the shareholders of the Company at the annual meeting next following the adoption (but not in excess of 12 months). If not so approved, any options granted under this Plan will be null and void.

                            INTERNET HOLDINGS, INC.
            PROXY--ANNUAL MEETING OF STOCKHOLDERS--OCTOBER 10, 2000
                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

    The undersigned, a stockholder of INTERNET HOLDINGS, INC., a Utah corporation (the "Company"), does hereby appoint Jason E. Forsyth and Stefan Allesch-Taylor, and each of them, the true and lawful attorneys and proxies, with full power of substitution, for and in the name, place and stead of the undersigned, to vote, as designated below, all of the shares of stock of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held at the Sky Club, 200 Park Avenue, 56th Floor, New York, New York, on October 10, 2000, at
9:00 a.m., local time, and at any adjournment or adjournments thereof.

           Please mark votes as in this
/X/        example
           UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE
           RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES AND "FOR" PROPOSALS 2, 3, 4
           AND 5.
1.         ELECTION OF DIRECTORS
           NOMINEES:  Stefan Allesch-Taylor     Nicholas Thistleton
                      Dr. Alexander Nill        Sir Euan Calthorpe
                      Jason E. Forsyth          Giorgio L. Laurenti
                      FOR ALL NOMINEES / /      WITHHELD FROM ALL NOMINEES / /
           For, except vote withheld from the following nominee(s):
           / /
2.         PROPOSAL TO RATIFY INDEPENDENT AUDITORS.
           FOR  / /   AGAINST  / /              ABSTAIN  / /
3.         PROPOSAL TO CHANGE THE NAME OF THE COMPANY TO HTTP TECHNOLOGY, INC.
           FOR  / /   AGAINST  / /              ABSTAIN  / /
4.         PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION OF THE COMPANY TO AUTHORIZE ACTION BY
           WRITTEN CONSENT OF A MAJORITY OF THE SHAREHOLDERS WITHOUT A MEETING.
           FOR  / /   AGAINST  / /              ABSTAIN  / /
5.         PROPOSAL TO APPROVE THE 2000 COMBINED INCENTIVE AND NONQUALIFIED STOCK OPTION PLAN.
           FOR  / /   AGAINST  / /              ABSTAIN  / /
6.         TO VOTE WITH DISCRETIONARY AUTHORITY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY COME
           BEFORE THE MEETING.

           UNLESS OTHERWISE DIRECTED, THIS PROXY WILL BE
           VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF
           THE BOARD OF DIRECTORS.
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
           THE NOMINEES AND "FOR" PROPOSALS 2, 3, 4 AND 5.
1.
           Martin Lechner
           Dr. Stefan Fleissner
           Charles Schwab III
           For, except vote withheld from the following nominee(s):
2.
3.
4.         SHAREHOLDERS WITHOUT A MEETING.
5.
6.

    The undersigned hereby revokes any proxy or proxies heretofore given and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof. All of said proxies or their substitutes who shall be present and act at the meeting, or if only one is present and acts, then that one, shall have and may exercise all of the powers hereby granted to such proxies. The undersigned hereby acknowledges receipt of a copy of the Notice of Annual Meeting and Proxy Statement, both dated September 22, 2000, a copy of the Annual Report for the fiscal year ended December 31, 1999, a copy of the Quarterly Report for the quarter ended March 31, 2000, and a copy of the Quarterly Report for the quarter ended June 30, 2000.

/ / MARK HERE FOR ADDRESS CHANGE AND INDICATE CHANGE:

Signature: _______________________________________________________________  Date
---------------------------

Signature: _______________________________________________________________  Date
---------------------------

    NOTE: Your signature should appear the same as your name appears hereon. In signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed envelope and mailed in the United States.